EXHIBIT 10.3

                                 PROMISSORY NOTE


$50,000.00        July 15, 1997


     FOR VALUE RECEIVED, Alliance Trophy Club, Inc. ("Maker"), does hereby promise to pay to the order of Lance White and Michele White (collectively the "Payee"), at his office at 6 Michelle Court, Trophy Club, Texas, 76262 or at such other place as he may from time to time designated in writing, in lawful money of the United States, the principal sum of Fifty Thousand dollars and no/100's ($50,000.00) or so much thereof as may be advanced with interest thereon as calculated in accordance with this Note, payable on demand, but if no demand is made, then all principal, together with all interest accrued thereon, shall be due and payable one year from the date of this Note.


     34.  Interest.

          (a) Interest on the outstanding principal balance of this Note from time to time remaining unpaid prior to maturity shall accrue at eight percent (8%) per annum. All interest accrued during each year shall be capitalized at the end of such year and interest shall accrue thereon to the same extent as the principal of this Note, with each, such year ending on the anniversary date of this Note.

          (b) Interest on past-due principal and, to the extent permitted by law, on past-due interest, shall accrue at the rate of eighteen percent (18%) per annum, from the date same should have been paid until same is paid.


     35. Waiver. Except as otherwise expressly provided in this Note, the Maker, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, and non-payment of this Note, acceleration and notice of intent to accelerate, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of the Maker. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the Maker, even if the Maker is not a party to such agreement.

     36. Prepayment. Maker shall have the right to prepay the Note, in whole or in party, without premium or penalty at any time; any partial prepayment shall be first applied to outstanding interest accrued under this Note during the year in which such partial prepayment is made, and the balance, if any, shall be applied to the principal of this Note.

     37. Collateral. This Note is secured, in part, by a Security Agreement (herein so called), of even date herewith, executed by Maker and Payee regarding certain shares of stock in Castle Custom Homes, Inc., d/b/a White Castle Custom Homes (the "Property").


     38. Events of Default.

     (a) Upon the happening of any of the following Events of Default, the Holder may, at its option, declare immediately due and payable the entire principal sum together with all interest accrued and owing thereon, plus any other sums payable at the time of such declaration pursuant the this Note, the Security Agreement (as hereinafter defined), and any other instrument securing this Note. Such Events of Default are as follows:

     (i) The failure of Maker to make a payment of principal or interest or any other sums payable under this Note or the Security Agreement when due;

     (ii) The occurrence of any other default under any document or instrument evidencing, securing or pertaining to the indebtedness evidenced hereby, including, without limitation, the occurrence of an event of default under the Security Agreement or the Agreement (hereafter defined);

     (iii) An order, Judgment or decree shall be entered by any court of competent jurisdiction approving a petition seeking a reorganization of Maker or appointing a receiver, trustee or liquidator for Maker pursuant to the United States Bankruptcy Code or any state bankruptcy or reorganization law, or if Maker commences a proceeding pursuant to the United States Bankruptcy Code or any other state bankruptcy or reorganization law;

     (iv) The failure of Maker to pay the indebtedness evidenced by this Note immediately upon the sale, conveyance or transfer of the Property to any other party or upon the encumbrance, whether voluntary or involuntary, of the Property by any other lien, security interest, or pledge;

     (v) The default of Maker under either any other debt instrument of Maker held by Payee or any other security agreement of Maker in favor of Payee as Secured Party; or

     (vi) The determination by Payee, in his discretion, that repayment of this
     Note is not
     secure or likely.

     (b) The failure to exercise any option permitted at law or in equity upon the happening of one or more of the foregoing Events of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time, or nullify any prior exercise of any such option, without the express written consent of the holder hereof, except as and to the extent otherwise provided by law.

     39. Compliance with Law. All agreements between Maker and the Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum lawful amount, the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Payee shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereof for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Maker and Payee.

     40. Collection Costs. If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate, or other court, whether before or after maturity, Maker agrees to pay all costs of collection, including, but, not limited to, reasonable attorneys' fees, incurred by Payee.

     41. Captions. The paragraph headings used in this Note are for convenience of reference only, and shall not affect the weaning or interpretation of this Note.

     42. Governing Law. This Note shall be governed by and construed' in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas, and venue for any action hereunder shall be in Tarrant County, Texas.

     43. Loan Agreement. This Note is executed and delivered pursuant to a Stock Purchase and Sale Agreement ("Agreement") of even date herewith executed by Maker and Payee.

                                             MAKER:

                                             Alliance Trophy Club, Inc.

                                             ------------------------------
                                             By: Richard Kepler
                                             Its: Chairman

                                 PROMISSORY NOTE

$287,690.75       July 15, 1997


     FOR VALUE RECEIVED, Alliance Trophy Club, Inc. ("Maker"), does hereby promise to pay to the order of Lance White and Michele White (collectively the "Payee"), at his office at 6 Michelle Court, Trophy Club, Texas, 76262 or at such other place as he may from time to time designated in writing, in lawful money of the United States, the principal sum of Two Hundred Eighty Seven Thousand Six Hundred Ninety dollars and 75/100's ($287,690.75) or so much thereof as may be advanced with interest thereon as calculated in accordance with this Note, payable in 60 equal payments of $5,833.33, with any and all unpaid principal and interest being due and payable on the fifth anniversary from the date of this Note.


     44. Interest.

          (a) Interest on the outstanding principal balance of this Note from time to time remaining unpaid prior to maturity shall accrue at eight percent (8%) per annum. All interest accrued during each year shall be capitalized at the end of such year and interest shall accrue thereon to the same extent as the principal of this Note, with each, such year ending on the anniversary date of this Note.

          (b) Interest on past-due principal and, to the extent permitted by law, on past-due interest, shall accrue at the rate of eighteen percent (18%) per annum, from the date same should have been paid until same is paid.


     45. Waiver. Except as otherwise expressly provided in this Note, the Maker, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, and non-payment of this Note, acceleration and notice of intent to accelerate, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of the Maker. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the holder hereof with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the Maker, even if the Maker is not a party to such agreement.

     46. Prepayment. Maker shall have the right to prepay the Note, in whole or in party, without premium or penalty at any time; any partial prepayment shall be first applied to outstanding interest accrued under this Note during the year in which such partial prepayment is made, and the balance, if any, shall be applied to the principal of this Note.

     47. Collateral. This Note is secured, in part, by a Security Agreement (herein so called), of even date herewith, executed by Maker and Payee regarding certain shares of stock in Castle Custom Homes, Inc., d/b/a White Castle Custom Homes (the "Property").


     48. Events of Default.

     (a) Upon the happening of any of the following Events of Default, the Holder may, at its option, declare immediately due and payable the entire principal sum together with all interest accrued and owing thereon, plus any other sums payable at the time of such declaration pursuant the this Note, the Security Agreement (as hereinafter defined), and any other instrument securing this Note. Such Events of Default are as follows:

     (i) The failure of Maker to make a payment of principal or interest or any other sums payable under this Note or the Security Agreement when due;

     (ii) The occurrence of any other default under any document or instrument evidencing, securing or pertaining to the indebtedness evidenced hereby, including, without limitation, the occurrence of an event of default under the Security Agreement or the Agreement (hereafter defined);

     (iii) An order, Judgment or decree shall be entered by any court of competent jurisdiction approving a petition seeking a reorganization of Maker or appointing a receiver, trustee or liquidator for Maker pursuant to the United States Bankruptcy Code or any state bankruptcy or reorganization law, or if Maker commences a proceeding pursuant to the United States Bankruptcy Code or any other state bankruptcy or reorganization law;

     (iv) The failure of Maker to pay the indebtedness evidenced by this Note immediately upon the sale, conveyance or transfer of the Property to any other party or upon the encumbrance, whether voluntary or involuntary, of the Property by any other lien, security interest, or pledge;

     (v) The default of Maker under either any other debt instrument of Maker held by Payee or any other security agreement of Maker in favor of Payee as Secured Party; or

     (vi) The determination by Payee, in his discretion, that repayment of this
     Note is not
     secure or likely.

     (b) The failure to exercise any option permitted at law or in equity upon the happening of one or more of the foregoing Events of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time, or nullify any prior exercise of any such option, without the express written consent of the holder hereof, except as and to the extent otherwise provided by law.


     49. Compliance with Law. All agreements between Maker and the Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum lawful amount, the interest payable to Payee shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Payee shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereof for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Maker and Payee.


     50. Collection Costs. If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate, or other court, whether before or after maturity, Maker agrees to pay all costs of collection, including, but, not limited to, reasonable attorneys' fees, incurred by Payee.


     51. Captions. The paragraph headings used in this Note are for convenience of reference only, and shall not affect the weaning or interpretation of this Note.


     52. Governing Law. This Note shall be governed by and construed' in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas, and venue for any action hereunder shall be in Tarrant County, Texas.

     53. Loan Agreement. This Note is executed and delivered pursuant to a Stock Purchase and Sale Agreement ("Agreement") of even date herewith executed by Maker and Payee.

                                             MAKER:

                                             Alliance Trophy Club, Inc.

                                             ------------------------------
                                             By: Richard Kepler
                                             Its: Chairman